Fees Summary	Jul. 31, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 2,272,770,528.00
Previously Paid Amount	0.00
Total Fee Amount	347,961.16
Total Offset Amount	$ 0.00
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of that offering is 2,000,000,000 euro.
Net Fee	$ 347,961.16
Narrative - Max Aggregate Offering Amount | shares	2,000,000,000
Final Prospectus	true